Microsoft Licensing, GP
6100 Neil Road
Reno, NV 89511-1132

Tel 775.823.5600

Microsoft

April 25, 2011

**VIA FACSIMILE**

MICROSOFT CONFIDENTIAL

eZenia
14 Celina Avenue, Suite 17-18
Nashua, NH 03063

**RE: Payment Plan relating to Microsoft Live Meeting, Agreement # 6760012653, dated 12/31/2009 between Microsoft, Corp. and eZenia.**

Dear Mr. Tom McCann:

This letter will confirm your recent request regarding establishment of a payment plan (hereafter "Plan") for payment of **Two Hundred Six Thousand US Dollars (US $)** ("Amounts") owed to MSLI under the above referenced Agreement created April 21, 2011 beginning with the following Invoice Number: 9290745245. Microsoft agrees to accept Plan as set forth below provided an executed, unmodified copy of this letter is received by Microsoft no later than April 27th, 2011 and your first payment of Thirty Six Thousand (US $36,000.00) is received by April 29th, 2011.

In accordance with Plan, eZenia agrees to pay the Overdue Amounts as listed below over a six month period as follows:

| Date Due | Amount | Invoice Number |
|---|---|---|
| Apr 29, 2011 | $36,000.00 | 9290745245 |
| May 21, 2011 | $36,000.00 | TBD |
| June 21, 2011 | $36,000.00 | TBD |
| July 21, 2011 | $36,000.00 | TBD |
| Aug 21, 2011 | $36,000.00 | TBD |
| Sept 21, 2011 | $26,000.00 | TBD |
| **Total Payments** | **$206,000.00** | |

Each payment shall be made by wire funds transfer to the address below, and shall be paid on the specified due date. Any late payments may be assessed interest at 1% per month. You will note that Microsoft has not charged interest or late fees on the Overdue Amounts as provided under the terms of the Agreement with eZenia, however, MSLI reserves the right to do so.

eZenia agrees to comply with the Plan as set forth above and further agrees to perform all of its obligations under the Agreement, including without limitation to remain current on any new invoices becoming due and payable during the term of the Agreement.

If, for any reason, the Plan is not adhered to, the account becomes past due, or eZenia fails to perform any other obligation under the Agreement or the Plan, then, at Microsoft's option, Microsoft may immediately apply Credit Hold and/or exercise any of its rights and remedies available under the Agreement, the Plan, or at law.

Re: Payment Plan related to LiveMeeting agreement 6760012653, dated, 12/31/2009, between Microsoft and eZenia (hereafter the "Agreement")

If, at the end of the Plan, no monies or other obligations are due to Microsoft, then no late fees or interest charges shall be assessed on the Overdue Amounts. If, however, there is a balance outstanding due and payable to Microsoft remaining on the Plan upon expiration, then a 10% Late Fee may be applied to all unpaid balances on the Overdue Amounts. In addition, interest at the rate of one percent (1%) per month may accrue on any outstanding balance remaining on the Plan.

eZenia acknowledges that any interest or late fees on any late payment or amounts due under the Agreement, other than with respect to the Overdue Amounts as described above, shall be governed by the terms of the Agreement.

By offering the Plan, Microsoft does not waive any rights or remedies under the Agreement or at law to which it is otherwise entitled. If eZenia fails to comply with the terms set forth herein, Microsoft reserves the right to collect all amounts due under the Agreement as set forth in the Agreement.

eZenia agrees and acknowledges that Microsoft has fully performed complied with all terms and conditions of the Agreement, and that it has no defenses what so ever to Microsoft's claim for non-payment.

Please wire the above payments to the following:

**Microsoft Corporation 849045**
**BOFA Dallas**
**3752093249**
**ABA #111000012**
**Swift Code BOFAus3n**

**In addition to the above, it is extremely important that all payments made to Microsoft be identified as payments on the Plan. Payment detail is required for Microsoft to properly apply all receipts from eZenia during this period through the last payment date.**

Please have a duly authorized representative of eZenia sign two unmodified copies of this document and fax to the following fax address:

**Attn: Jason Baden**
**WW Credit - Live Meeting**
**Microsoft Licensing, GP.**
**Fax #: 1.425.708.0352**

Additionally, forward the two signed originals via express mail to:

**Jason Baden**
**Microsoft Licensing, GP.**
**6100 Neil Road**
**Reno, NV 89511-1132**

If you have any questions, please call Jason Baden WW Credit – Live Meeting, at 775-823-5656.
Thank you for your prompt attention to this matter.

**ACCEPTED AND AGREED:** **ACCEPTED AND AGREED:**

MICROSOFT LICENSING, GP. eZenia

Re: Payment Plan related to LiveMeeting agreement 6760012653, dated, 12/31/2009, between Microsoft and eZenia (hereafter the "Agreement")

Jason Baden

By (Signature)

Jason Baden

Name (Print)

Sr. Credit Analyst

Title

4/26/2011

Date

Thomas McCann

By (Signature)

THOMAS McCANN

Name (Print)

CFO

Title

4/26/2011

Date

Cc: Keith Keeler, Live Meeting Account Manager
Jason Baden, NA Credit Service
Law & Corporate Affairs Files